Exhibit 99.1

THE LOVESAC COMPANY ANNOUNCES CFO TRANSITION

STAMFORD, Conn. — The Lovesac Co. (NASDAQ: LOVE), the Designed for Life home and technology brand best known for its Sactionals, The World's Most Adaptable Couch, today announced it has appointed Andrew Farag as the Company’s Executive Vice President, Chief Financial Officer and Treasurer, effective immediately. He succeeds Keith Siegner who has stepped down from the role but will remain with the Company for a short period to support the transition.

Mr. Farag brings more than 20 years of strategic finance and operational leadership experience, having served in executive roles including CFO and COO across public and private companies. His track record of driving profitable growth, leading enterprise transformations, and executing value creation strategies positions him well to support Lovesac’s continued expansion and strategic initiatives.

“We are thrilled to welcome Andrew to the Lovesac team at this pivotal moment in our company’s evolution,” said Shawn Nelson, Chief Executive Officer. “Having worked with Andrew previously in a consulting capacity, we saw firsthand the value he brings to complex business challenges. With his extensive experience driving operational excellence and financial discipline across retail, consumer goods, and manufacturing companies, he is the perfect partner as we execute on the most ambitious product innovation roadmap in Lovesac’s history. His proven ability to optimize financial operations, lead systems implementations, and drive business growth and margin improvements through marketing, supply chain, manufacturing, and organizational strategic initiatives aligns perfectly with our strategic priorities as we pursue our mission to become the most loved home brand in America.”

Most recently, Mr. Farag served as Managing Director at Riveron, where he provided strategic finance and corporate advisory solutions. In this capacity and through his previous role at Ankura Consulting, he led financial transformations, post-merger integrations, and performance improvement initiatives across multiple industries including consumer goods, marketing, manufacturing, retail, and technology. His experience encompasses companies at every stage of growth, including those scaling toward $2 billion in revenue. Prior to his consulting roles, Farag held CFO and COO positions at Net Retailers, Inc., Dynamic Communities, and rEvolution Marketing where he built and scaled finance organizations, developed sophisticated FP&A capabilities, and led companies through critical growth phases. Mr. Farag earned his Bachelor of Science in Accounting from Purdue University’s Krannert School of Management and his MBA in Finance from Northwestern University’s J.L. Kellogg School of Management.

“I want to express my sincere appreciation to Keith for his contributions to Lovesac over the past three years,” Nelson added. “His leadership has helped establish a strong financial foundation, and we wish him continued success in all of his future endeavors.”

The Company reaffirmed its second quarter and full-year fiscal 2027 financial guidance, as previously announced in the first quarter fiscal 2027 earnings release issued on June 11, 2026.

About The Lovesac Company

Based in Stamford, Connecticut, The Lovesac Company (NASDAQ: LOVE) is a technology driven company that designs, manufactures and sells unique, high quality furniture derived through its proprietary Designed for Life approach which results in products that are built to last a lifetime and designed to evolve as customers’ lives do. The current product offering is comprised of modular couches called Sactionals, the Sactionals Reclining seat, premium foam beanbag chairs called Sacs, the PillowSac Chair, an immersive surround sound home theater system called StealthTech, and an innovative sofa seating solution called SnuggTM. As a recipient of Repreve’s 9th Annual Champions of Sustainability Award and Edison Awards' 38th Annual Best New Product Awards for Sustainable Consumer Products and 39th Annual Bronze Award for Human-Centric Domestic Solutions, responsible production and innovation are at the center of the brand’s design philosophy with products protected by a robust portfolio of utility and design patents. Products are marketed and sold primarily online directly at www.lovesac.com, supported by a physical retail presence in the form of Lovesac branded showrooms, as well as through shop-in-shops and pop-up-shops with third party retailers. LOVESAC, DESIGNED FOR LIFE, PILLOWSAC SACTIONALS, SAC, STEALTHTECH, and THE WORLD’S MOST ADAPTABLE COUCH are trademarks of The Lovesac Company and are Registered in the U.S. Patent and Trademark Office.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other legal authority. Forward-looking statements can be identified by words such as “may,” “continue(s),” “believe,” “anticipate,” “could,” “should,” “intend,” “plan,” “will,” “aim(s),” “can,” “would,” “expect(s),” “expectation(s),” “estimate(s),” “project(s),” “projections,” “forecast(s)”, “positioned,” “approximately,” “potential,” “goal,” “pro forma,” “strategy,” “outlook” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. All statements, other than statements of historical facts, included in this press release under the heading “Outlook” and all statements regarding strategy, future operations and launch of new products, the pace and success of new products, future financial position or projections, future revenue, projected expenses, sustainability goals, prospects, plans and objectives of management are forward-looking statements. These statements are based on management’s current expectations, beliefs and assumptions concerning the future of our business, anticipated events and trends, the economy and other future conditions. We may not actually achieve the plans, carry out the intentions or meet the expectations disclosed in the forward-looking statements and you should not rely on these forward-looking statements. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors. Among the key factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include: business disruptions or other consequences of economic instability, recession, political instability, civil unrest, armed hostilities and global conflict, natural and man-made disasters, pandemics or other public health crises, or other catastrophic events; the impact of changes or declines in consumer spending and increases in interest rates and inflation on our business, sales, results of operations and financial condition; the costs of defending against class-action, derivative and other litigation or other legal or governmental proceedings, and any resulting liability that might arise from it; our ability to manage and sustain our growth and profitability effectively, including in our ecommerce business, forecast our operating results, and manage inventory levels; our cash flows, changes in the market price of our common stock, global economic and market conditions and other considerations that could impact the specific timing, price and size of repurchases under our stock repurchase program or our ability to fund any stock repurchases; our ability to improve our products and develop and launch new products; our ability to successfully open and operate new showrooms; our ability to advance, implement or achieve our environmental, social and governance goals; our ability to realize the expected benefits of investments in our supply chain and infrastructure, as well as our efforts to onshore manufacturing for a portion of our Sactionals production or other products; disruption in our supply chain and dependence on foreign manufacturing and imports for our products; execution of our share repurchase program and its expected benefits for enhancing long-term shareholder value; our ability to acquire new customers and engage existing customers; reputational risk associated with increased use of social media; our ability to attract, develop and retain highly skilled associates and employees; cybersecurity and vulnerability to electronic break-ins and other similar disruptions or other system interruptions or failures in our technology infrastructure needed to service our customers, process transactions and fulfill orders; unauthorized disclosure of sensitive or confidential information through breach of our computer system; the ability of third-party providers to continue uninterrupted service; the impact of changes in diplomatic and trade relations, as well as tariffs and the countermeasures and tariff mitigation initiatives, as well as our ability to collect on our claims for refunds of tariffs previously paid and any other costs or liabilities we might incur as a result of those efforts; the regulatory environment in which we operate; our ability to maintain, grow and enforce our brand and intellectual property rights and avoid infringement or violation of the intellectual property rights of others; any inability to implement and maintain effective internal control over financial reporting; and our ability to compete and succeed in a highly competitive and evolving industry, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K and in our Form 10-Qs filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on our investor relations website at investor.lovesac.com and on the SEC website at www.sec.gov. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made.

Investor Relations Contact:

Caitlin Churchill, ICR

(203) 682-8200

InvestorRelations@lovesac.com